Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Giga-tronics Incorporated (the “Company”) on Form 10-K for the period ending March 29, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark H. Cosmez II, Vice President, Finance, Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MARK H. COSMEZ II Mark H. Cosmez II Chief Financial Officer

May 27, 2003

A signed original of this written statement required by Section 906 has been provided to Giga-tronics and will be retained by Giga-tronics and furnished to the Securities and Exchange Commission or its staff upon request.

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